January 28, 2008

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D
Merrill Lynch IRA Annuity – Registration No. 333-91098
Merrill Lynch Investor Choice – IRA Series – Registration No. 333-119364

Commissioners:

Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended November 30, 2007, for the following underlying mutual funds (“Funds”) in which Registrant invests:

ANNUAL REPORT MAILINGS:
AllianceBernstein Small/Mid Cap Value Fund, Inc., SEC File No.: 811-10221
AllianceBernstein Value Fund, Inc., SEC File No.: 811-10221
AllianceBernstein International Value Fund, SEC File No.: 811-10221
Fidelity Advisor Series I: Equity Growth Fund, SEC File No.: 811-03785
Fidelity Advisor Series I: Mid Cap Growth Fund, SEC File No.: 811-03785
Pioneer Small Cap Value Fund, SEC File No.: 811-07985
Pioneer Emerging Markets Fund, SEC File No.: 811-08448

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8121.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Vice President

Merrill Lynch Life Insurance Company 4333 Edgewood Road, NE Cedar Rapids, IA 52499-0001